SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 25, 2009

ADS MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

UTAH	000-24778	87-0505222
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

12758 Cimarron Path, Suite B-128

San Antonio, Texas 78249-3426

(Address of principal executive office)

Issuer's telephone number: (210) 655-6613

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Director

ADS Media Group, Inc., announced the departure of Michael Wofford as its Chief Financial Officer on March 25, 2009. The company’s Chief Executive Officer, Clark R. “Dub” Doyal, will serve as interim Principal Accounting Officer until a new Chief Financial Officer is appointed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADS MEDIA GROUP, INC.

Date: March 26, 2008	/s/ Michael Wofford
Michael Wofford, Chief Financial Officer